UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2024

Karyopharm Therapeutics Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36167	26-3931704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Wells Avenue, 2nd Floor
Newton, Massachusetts	02459
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 658-0600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	KPTI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2024, Karyopharm Therapeutics Inc. (the “Company”) announced the appointment of Kristin Abate, the Company’s Vice President, Accounting, Corporate Controller and Assistant Treasurer, as the Company’s Vice President, Chief Accounting Officer, and Assistant Treasurer, effective November 20, 2024. Ms. Abate, who has also served as the Company’s interim principal financial officer and interim principal accounting officer since November 6, 2024, has been designated as the Company’s principal accounting officer, effective November 20, 2024. Ms. Abate will continue to serve as the Company’s interim principal financial officer.

Ms. Abate, age 39, has over 15 years of experience in finance and has been employed by the Company since July 2019 in a variety of roles with increasing seniority. She served as Director, Accounting & Reporting from July 2019 to July 2020, Senior Director, Accounting & Reporting from July 2020 to May 2022, Executive Director of Accounting & Corporate Controller from May 2022 to August 2023, Vice President, Accounting & Corporate Controller from August 2023 to September 2024 and most recently, as Vice President, Accounting, Corporate Controller and Assistant Treasurer since September 2024. Prior to joining the Company, Ms. Abate worked in various roles as a public accountant from 2007 to July 2019 at PricewaterhouseCoopers LLP. Ms. Abate received a B.S. in Business Administration from Bryant University and a Masters of Science in Accountancy from Boston College and is a certified public accountant.

There are no family relationships between Ms. Abate and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. There are no transactions in which Ms. Abate has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARYOPHARM THERAPEUTICS INC.

Date: November 20, 2024	By:	/s/ Michael Mano
Michael Mano
Senior Vice President, General Counsel and Secretary